DEAR SHAREHOLDERS:
We are pleased to provide this report for CIGNA Investment Securities, Inc. (the "Company") (formerly INA Investment Securities, Inc.), covering the quarter ended March 31, 1999.

MARKET ACTIVITY
The bond market environment in the first quarter of 1999 was characterized by a continuation of the fourth quarter's robust economic growth, and therefore a continuation of steadily increasing interest rates and declining bond prices. In the face of economic strength, the market reversed much of last year's price appreciation, which had been driven by a classic flight to quality due to global economic weakness and the forces of deflation. The yield on the benchmark 30 year Treasury bond increased from 5.09% to 5.62% at quarter-end, a fall of approximately 9 points in price. With above-trend economic strength, fixed-income markets typically price in increasing inflationary expectations and some risk premium for a change in stance at the Federal Reserve Board (the "Fed"). The bond market has come full circle, from prior expectations of further easing of interest rates by the Fed to the current fear of a rate hike to slow down a potentially overheated domestic economy. Thus far, however, there is no evidence of emerging inflationary pressures, with the possible exception of oil prices.

All spread sectors benefited during the quarter from the positive economic news. Investors' appetite for risk once again returned as the threats to the global economy appeared manageable, assisted in large measure by massive central bank monetary stimulus over the last six months. The best performing sectors this quarter, in order of excess returns over Treasuries, were last years worst performing groups: first, Emerging Markets, followed by High Yield, Corporate Bonds, Asset-backed Securities, Mortgage-backed Securities, Agencies and, finally, U. S. Treasuries. Within the context of the general rise in rates, the Lehman Brothers Government /Corporate Bond Index (the "Index"), which also contains approximately two-thirds Treasuries, fell 1.19% during the quarter.

INVESTMENTS
The portfolio remains fully invested. On March 31, corporate and foreign bonds were approximately 80.8% of portfolio holdings, U.S. government/agency securities 17.2%, and cash and other assets 2.0%. Per share net asset value was $18.84, down from $19.24 at December 31, 1998. A dividend of $0.28 per share was declared during the first quarter of 1999, which represents a reduction from the $0.29 rate paid since the third quarter of 1998.

PERFORMANCE
After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Company returned -0.61% for the first quarter of 1999. This compares favorably



                                                          (CONTINUED ON PANEL 4)

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--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.

FINANCIAL SUMMARY
For the Three Months Ended March 31 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------
                                                     1999             1998
                                                     ----             ----
Net investment income                              $1,389           $1,447
Net realized and unrealized gain (loss)            (1,983)               4
Per share:
   Net investment income                            $0.29            $0.31
   Dividends from net investment income             $0.28            $0.31
   Net asset value at end of period                $18.84           $19.15


--------------------------------------------------------------------------------

NET INVESTMENT INCOME PER SHARE
For the Three Months Ended March 31 (Unaudited)
--------------------------------------------------------------------------------
 1999               1998               1997               1996             1995
 ----               ----               ----               ----             ----
 $0.29              $0.31              $0.31             $0.33            $0.33


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                                  (IN THOUSANDS)
                                                                  --------------
ASSETS:
Investments at market value
    (Cost - $88,835,620)                                             $88,948
Interest receivable                                                    1,445
Investment for Directors' deferred compensation plan                     188
Other                                                                      5
                                                                  -----------
    Total assets                                                      90,586

LIABILITIES:
Deferred Directors' fees payable                                         188
Accrued advisory fees payable                                             43
Other accrued expenses (including $12,120 due to affiliate)               89
                                                                  -----------
    Total liabilities                                                    320
                                                                  -----------
NET ASSETS                                                           $90,266
                                                                  ===========

NET ASSET VALUE PER SHARE
Applicable to 4,792,215 shares of $.10 par value capital stock
    outstanding (12,000,000 shares authorized)                        $18.84
                                                                  ===========



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--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.
STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Three Months Ended March 31, 1999
(Unaudited)
--------------------------------------------------------------------------------
                                                                 (IN THOUSANDS)
                                                                 --------------
INVESTMENT INCOME:
    Interest                                                          $1,588
EXPENSES:
    Investment advisory fees                        $118
    Custodian fees                                    19
    Transfer agent fees                               25
    Administrative services                           14
    Auditing and legal fees                            9
    Directors' fees                                    8
    State taxes                                        6                 199
                                             ------------   -----------------
NET INVESTMENT INCOME                                                  1,389
NET REALIZED GAIN ON INVESTMENTS                                         152
UNREALIZED DEPRECIATION OF INVESTMENTS                                (2,135)
                                                            -----------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                              (594)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
    INVESTMENT INCOME                                                 (1,342)
                                                            -----------------
NET DECREASE IN NET ASSETS                                            (1,936)
NET ASSETS:
    Beginning of period                                               92,202
                                                            -----------------
    End of period (includes overdistributed net investment
          income of $7,112)                                          $90,266
                                                            =================

                                       3

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--------------------------------------------------------------------------------
with the Index, with does not deduct expenses from performance. The Company returned -5.63% based on the underlying value of the shares listed on the New York Stock Exchange, assuming reinvestment of dividends. Fund performance was aided by its large percentage of holdings in non-U.S. Treasury debt.

OUTLOOK
We expect U.S. economic momentum to continue for several quarters, though not at the fourth quarter and the first quarter's seasonally-accelerated pace. There is no domestic recession in sight, however, corporate managers continue to be challenged in a world with excess capacity and little to no pricing power. Though non-Treasury or "spread" sectors are still undervalued on an historical basis, the undervaluation is not as extreme as it was three to six months ago. We continue to favor overweighted allocations to spread sectors and modestly longer and benchmark duration, in anticipation of a market correction of misplaced growth/inflation fears.

Sincerely,



/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.


CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc. ("CII"), 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

YEAR 2000 ISSUES
The Company could be adversely affected if the computer systems used by CII and the Company's other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the Company, both in its operations and in its investments, CII is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the Company will not be adversely impacted by these matters.

NEW NAME
As you can see we have changed our name to CIGNA Investment Securities, Inc. from INA Investment Securities, Inc. Our ticker symbol on the New York Stock Exchange remains "IIS".

                                       4

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[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

CIGNA Investment Securities, Inc.
P.O. Box 13856                            [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Philadelphia, PA 19101


                                               CIGNA INVESTMENT SECURITIES, INC.

|--------------------|
|     BULK RATE      |
|    U.S. POSTAGE    |
|       PAID         |
| SO. HACKENSACK, NJ |                                 FIRST QUARTER REPORT
|    PERMIT 750      |
|--------------------|

                                                          March 31, 1999


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]